Certification Pursuant to 18 U.S.C. Section 1350
As Adopted Pursuant to
Section 302 of the Sarbanes-Oxley Act of 2002

I, Boo-Ali Siddiqui, certify that:

(1) I have reviewed this annual report on Form 10-KS for the fiscal year ended June 30, 2009 of NetSol Technologies, Inc., ("Registrant").

(2) Based on my knowledge,  this quarterly report does not  contain any untrue statement of a material fact or omit to state a material fact  necessary to make the statements made, in light of the  circumstances  under which such statements were made, not misleading with respect to the period  covered by this quarterly report;

(3)  Based on my knowledge, the financial statements and other financial information  included  in this annual  report,  fairly  present in all  material respects the financial  condition,  results of operations  and cash flows of the registrant as of, and for, the periods presented in this report;

(4)  The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

         (a) designed such disclosure controls and  procedure,  or caused such disclosure controls and procedures to be designed under our supervision, to ensure that  material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

         (b) evaluated the effectiveness of the registrant's disclosure controls and  procedures and  presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

         (c) disclosed in this report any changes in the  registrant's  internal control over financial  reporting  that occurred  during the  registrant's most recent fiscal quarter that  has  materially  affected,  or is  reasonably  likely  to materially affect, the registrant's  internal control over financial  reporting; and;

(5) The registrant's other certifying officers and I have disclosed, based on our most recent evaluation of the internal control over financial reporting,  to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

         (a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

         (b) any fraud,  whether or not material,  that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

6.           The registrant’s other certifying officers and I have indicated in this annual report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses

Date: September 15, 2009	/s/ Boo-Ali Siddiqui
Boo-Ali Siddiqui
Chief Financial Officer